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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
             DATE OF REPORT (DATE OF EARLIEST REPORTED) MAY 13, 2004

                         AMERICAN UTILICRAFT CORPORATION
                         -------------------------------

             (Exact name of registrant as specified in its chapter)

           Delaware                 333-57552                    54-1577735
----------------------------       ------------              -------------------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation             File Number)              Identification No.)



             554 Briscoe Blvd
          Lawrenceville, Georgia                            30045
  ----------------------------------------             ----------------
  (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (678) 376-0898
                                 Not Applicable


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

With the submission of American Utilicraft Corporation (the "Company") unaudited financials to the SEC on April 29, 2004, it was noted that the independent accountant relationship with J.H. Cohn LLP, announced in the 8-K filing of November 19, 2001, was never consummated. After brief discussions with J.H. Cohn LLP, it was determined that the relationship would not be consummated at this time.

On May 3, 2004, and effective on such date, the independent accountants of the Company are no longer J.H. Cohn LLP. The Board of Directors of the Company approved the interviewing process for new independent accountants. During the full period while J.H. Cohn LLP were the independent accountants of record, they were not engaged to conduct any new accounting for the Company. As such, there were no disagreements with J.H. Cohn LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Company's unaudited financial statements during that time did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, because of the Company's financial inability during that time to engage J.H. Cohn LLP. Since its initial review of the Company's records audited by Halt, Thrasher & Buzas LLP in 2001, and subsequent acceptance of the Company as a client, J.H. Cohn has not been involved with the Company's records in any form, because of the Company's lack of funds due to the financial repercussions of the September 11, 2001.

The principal accountant's had no report on the financial statements for either of the past two years, pursuant to Item 304(a)(ii) of Regulation S-K. Because of this, there was no adverse opinion or disclaimer of opinion, or modification as to uncertainty, audit scope, or accounting principles.

Because J.H. Cohn LLP was not fully engaged, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report, pursuant to Item 304(a)(iv)(A) of Regulation S-K. Because the Company had insufficient funding to fully engage the J.H. Cohn LLP, the accountants had no opportunity to review any of the Company's records since the November 19, 2001 8-K filing.

The Company requested to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. The Company intends to file that letter with the Commission within ten business days of the filing of this Form 8-K.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                         AMERICAN UTILICRAFT CORPORATION
DATE: MAY 13, 2004

BY:  /S/ JOHN J. DUPONT
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JOHN J. DUPONT
PRESIDENT AND CHIEF EXECUTIVE OFFICER
(PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER)